Exhibit 10.13.8

CONTINUING AND UNCONDITIONAL GUARANTY

THIS CONTINUING AND UNCONDITIONAL GUARANTY ("Guaranty") is executed and delivered by **JAMES WALESA** (hereinafter referred to as "Guarantor") and made effective as of the ____ day of **April, 2021**.

WITNESSETH:

WHEREAS, **BENWORTH CAPITAL PARTNERS, LLC, a Florida limited liability company**, organized and existing under the laws of the State of Florida ("Lender") has agreed to make a loan (the "Loan") to **MCA NAPLES, LLC, a Tennessee limited liability company** ("Borrower"), evidenced by that certain Note in the maximum principal amount of **FOUR MILLION FIVE HUNDRED FIFTY THOUSAND AND 00/100TH DOLLARS ($4,550,000.00)** of even date herewith executed and delivered by Borrower to Lender (the "Note"); and

WHEREAS, the Note is secured by a Mortgage and Security Agreement of even date herewith (the "Mortgage") encumbering certain real property in Collier County, Florida, more particularly described in **Exhibit "A"** attached hereto and made a part hereof (the "Property") and other property described in the Mortgage; and

WHEREAS, Lender, as a condition to making the Loan and accepting the Note, the Mortgage, and related loan documents executed and delivered in conjunction with the Loan (the "Loan Documents"), requires the execution and delivery by Guarantor of this Continuing and Unconditional Guaranty; and

WHEREAS, the Guarantor has an interest in one or more entities that are members of the Borrower and agrees to execute this Continuing and Unconditional Guaranty to induce Lender to make the Loan to Borrower.

NOW, THEREFORE, in consideration of the Lender making the Loan, and accepting the Note, the Mortgage, and the Loan Documents, which it is acknowledged and agreed that Lender is doing in full reliance hereon, and as an inducement to Lender to do so and to make advances pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby irrevocably covenants, warrants and agrees as follows:

1. That notwithstanding any provision in the Note, the Mortgage and the Loan Documents, Guarantor hereby unconditionally and irrevocably guarantees to Lender the full payment when due, whether by acceleration or otherwise, of any and all Liabilities, as described herein of the Borrower to Lender. The term "Liability" or "Liabilities" as used herein shall include, without limitation, any and all liabilities and obligations of Borrower to Lender as evidenced by the Note and any and all indemnifications set forth in the Note, the Mortgage and the Loan Documents executed by Borrower in favor of Lender; every promise or undertaking of the Borrower to repay loans heretofore, now or hereafter made to the Borrower by the Lender and all interest and other charges thereon; every other instrument now or hereafter evidencing the

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obligation of the Borrower under any loan agreement or other agreement executed in connection with the Note or any amendment, renewal or extension thereof; every mortgage or other security agreement now or hereafter in effect securing payment of any or all of the foregoing Liabilities or any amendment, renewal or extension thereof; and all obligations of the Guarantor hereunder, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint or several, due or to become due, or which may be herein or hereafter contracted or acquired, or incurred directly or indirectly in respect thereof; and all extensions or renewals thereof and all sums payable under or by virtue thereof including, without limitation, all amounts of principal and interest and all third party expenses actually incurred (including reasonable attorney's fees and costs of collection as specified therein) incurred in the collection thereof or the enforcement of rights thereunder, whether arising in the ordinary course of business or otherwise, and whether held or to be held by Lender for its own account or as agent for another or others. The term Liabilities as used herein shall include all liabilities of any successor entity or entities of Borrower to Lender.

2. Lender may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to the Guarantor, without incurring responsibility to the Guarantor, without impairing, releasing or otherwise affecting the obligations of the Guarantor in whole or in part and without the endorsement or execution by the Guarantor of any additional consent, waiver or guaranty: change the manner, place or terms of payment, and change or extend the time of or renew or alter, any Liability or installment thereof, or any security therefor, and may loan additional monies or extend additional credit to Borrower, with or without security, thereby creating new Liabilities the payment of which shall be guaranteed hereunder, and the guaranty herein made shall apply to the Liabilities as so changed, extended, renewed, increased or otherwise altered; sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities and any offset there against; exercise or refrain from exercising any rights against Borrower or others (including the Guarantor) or act or refrain from acting in any other manner; settle or compromise any Liability or any security therefor and may subordinate the payment of all or any part thereof to the payment of any Liability (whether or not due) of Borrower to creditors of Borrower other than Lender and the Guarantor; and apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

3. Guarantor hereby waives any and all requirements that Lender institute any action or proceeding, at law or in equity, against the Borrower or against any other party or parties with respect to the Note, the Mortgage or the Loan Documents as a condition precedent to bringing any action against Guarantor upon this Guaranty. All remedies afforded to Lender by reason of this Guaranty are separate and cumulative remedies and no one of such remedies, whether waived by Lender or not, shall be deemed to be an exclusion of any one of the other remedies available to Lender and shall not in any way limit or prejudice any other legal or equitable remedy which Lender may have.

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4. Guarantor further agrees that it shall not be released from Guarantor's obligations hereunder by reason of any amendment to or alteration of the terms and conditions of the Note, the Mortgage and the Loan Documents or the indebtedness arising thereunder, nor shall Guarantor's obligations hereunder be altered or impaired by any delay by Lender in enforcing the terms and obligations of the Note, the Mortgage or the Loan Documents evidencing or securing the Loan or by any waiver of any default by Lender under the Note, the Mortgage or the Loan Documents, it being the intention that Guarantor shall remain fully liable hereunder, notwithstanding any such event.

5. No extension of time of payment or performance of any obligation hereunder guaranteed, or the renewal thereof, nor delay in the enforcement thereof or of this Guaranty, or the taking, exchanging, surrender or release of other security therefor or the release or compromise of any liability of any party shall affect the liability of or in any manner release the Guarantor, and this Guaranty shall be a continuing one and remain in full force and effect until each and every obligation hereby guaranteed shall have been fully paid and performed.

6. In the event that the Guarantor is or may become liable for the payment hereof is or becomes the head of a family as provided in Section 222.11, *Florida Statutes*, the Guarantor or such other person agrees that any of Guarantor's or such other person's disposable earnings that are greater than $750.00 per week may be attached or garnished by Payee for satisfaction of all sums that may be due hereunder, subject to any applicable limitations set forth in the Consumer Credit Protection Act, 15 U.S.C. §1673.

7. That until the Guarantor is released as hereinbefore described, Guarantor shall not be released by any act or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of Guarantor, or by reason of any waiver, extension, modification, forbearance or delay by Lender, or Lender's failure to proceed promptly or otherwise, or by reason of any further obligation or agreement between any owner of the Property and the then holder of the Mortgage and the Note secured thereby relating to the payment of any sum secured thereby or to any of the other terms, covenants and conditions contained therein, and Guarantor hereby expressly waives and surrenders any defense to Guarantor's liability hereunder based upon any of the foregoing acts, things, agreements or waivers.

8. Lender shall not be required to give any notice to Guarantor hereunder in order to preserve or enforce Lender's rights hereunder (including, without limitation, notice of any default under or amendment to the Note, Mortgage, or the Loan Documents), any such notice being expressly waived by Guarantor. Upon the occurrence of a default under the Note, the Mortgage or any of the Loan Documents, Lender is hereby authorized, at any time and from time to time, without notice to Guarantor or to any other person, any such notice being hereby expressly waived, to immediately set off, appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by Lender to or for the credit or the account of Guarantor against and on account of the obligations and liabilities of Guarantor hereunder. Notwithstanding any payment or payments hereunder or any such setoff, appropriation or application, until such

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time as all amounts owing to Lender have been paid in full, Guarantor shall not be subrogated to any of the rights of Lender against Borrower under the Note, or any of the Loan Documents, or as to the security for the Loan, or entitled to a tender, redelivery or reassignment of the Note, the Mortgage or any other collateral security given for the Loan.

9. Guarantor agrees that it shall make no claim or set-off, defense, recoupment or counterclaim of any sort whatsoever, nor shall Guarantor seek to impair, limit or defeat in any way its obligations hereunder. Guarantor hereby waives any right to such a claim in limitation of their obligations hereunder.

10. Lender, at all times and from time to, time shall have the right to require the Guarantor to deliver to Lender, as security for the Liabilities, collateral security satisfactory to Lender.

11. Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of the Borrower to Lender and agrees with Lender that Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness, and shall not take any action to obtain any of the security described in and encumbered by the Note, Mortgage or other Loan Documents; provided, however, that if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the Liabilities of Borrower to Lender, but without reducing or affecting in any manner the Liability of Guarantor under any other provision hereof.

12. As security for the Liabilities, Lender is hereby given a lien upon and a security interest in all property of the Guarantor now or at any time in possession of Lender in any capacity whatsoever, including but not limited to any balance or share of any deposit, account, trust, agency or special account, or items of monies of the Guarantor now or hereafter in the possession or control of or otherwise with Lender, to include all dividends and distributions thereon or other rights in connection therewith, and Lender shall have such right to such property as authorized by law. Without limiting the generality of the foregoing, Lender shall have a prior perfected security interest to secure the Liabilities and may, at any time or from time to time at its option and without notice, appropriate and apply towards the payment of any of the Liabilities the balance of any such account of the Guarantor, and transfer into its own name or that of its nominee any such property in the possession or custody of Lender.

13. The Guarantor shall be in default hereunder upon: non-payment of any Liability when due; failure of Borrower or the Guarantor to perform any agreement creating or otherwise affecting any Liability or any provision hereof, or to pay in full, when due, subject to any applicable grace or cure periods, any other obligation of Borrower or the Guarantor; dissolution, termination of existence, or insolvency, of Borrower or Guarantor, appointment of a receiver of any part of

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the property of any such party, assignment for the benefit of creditors by or the commencement of any proceedings in bankruptcy or insolvency by or against Borrower or the Guarantor; the entry of a judgment against Borrower or the Guarantor; the issuing of any attachment or garnishment, or the filing of any lien against any property of Borrower or the Guarantor; the taking of possession of any substantial part of the property of Borrower or the Guarantor at the instance of any governmental authority; the merger, consolidation or reorganization of Borrower; the determination by Lender that a material adverse change has occurred in the financial condition of Borrower or the Guarantor from the conditions set forth in the most recent financial statement of any such party heretofore furnished to Lender or from the condition of such party as heretofore most recently disclosed to Lender in any manner; or falsity in any material respect of, or any material omission in, any representation or statement made to Lender by or on behalf of Borrower or the Guarantor in connection with any Liability or other obligation of such parties.

14. Upon the occurrence of any default hereunder, Lender shall provide Guarantor with ten (10) days written notice before exercising all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law. Without limiting the generality of the foregoing, Lender may, at its option and without notice or demand; declare any Liability accelerated and due and payable at once; take possession of any collateral security wherever located, and sell, resell, assign, transfer and deliver all or any part of said property of Borrower or the Guarantor, at any broker's board or exchange or at any public or private sale, for cash or on credit or for future delivery, and in connection therewith Lender may grant options and may impose reasonable conditions such as requiring any purchaser of any stock so sold to represent that such stock is purchased for investment purposes only, and, upon any such sale, Lender, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said property to be sold, free from and discharged of all trusts, claims, rights of redemption and equities of the Guarantor whatsoever; and set off against any or all Liabilities or other obligations of the Guarantor all money owed by Lender in any capacity to the Guarantor whether or not due, and also set off against all other Liabilities of Borrower or obligations of the Guarantor to Lender all money owed by Lender in any capacity to any Borrower or the Guarantor, and Lender shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto. After maturity or default, any monies due under the Note, the Mortgage, and of the Loan Documents, and this Guaranty shall bear interest at the highest rate permitted under the then applicable law (hereinafter the "Default Rate") provided, however, in no event shall such rate exceed the highest rate permissible under the applicable law.

15. The Guarantor shall pay all costs of collection and reasonable attorney's fees, including attorney's fees incurred with or without suit (and with suit, including out of court resolution or at trial and appellate levels of litigation), in bankruptcy proceedings or otherwise, incurred or paid by Lender in enforcing the payment of any Liability or enforcing or preserving any right or interest of Lender hereunder, including the collection, sale or delivery of any collateral security from time to time pledged hereunder; and after deducting such fees, costs and expenses

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from the proceeds of sale or collection, Lender may apply any residue to pay any of the Liabilities and the Guarantor shall continue to be liable for any deficiency with interest, which shall remain a Liability.

16. The Guarantor agrees that interest on any judgement rendered with respect to the indebtedness evidenced by the Note, the Mortgage, any other Loan Documents, and this Guaranty (post-judgment interest) shall accrue at the Default Rate as herein defined as authorized pursuant to Section 55.03(1), Florida Statutes.

17. In the event Lender pays, repays or recovers any amount or amounts in payment or on account of any of the Liabilities, then the Guarantor agrees that any such payment, repayment or recovery shall be binding upon the Guarantor, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any Liability, and the Guarantor shall be and remain liable to Lender hereunder for the amount so paid, repaid or recovered.

18. Lender shall not be bound to take any steps necessary to preserve any rights in any of the property of the Guarantor against prior parties who may be liable in connection therewith, and the Guarantor hereby agrees to take any such steps. Lender may nevertheless at any time: take any action it may deem appropriate for the care or preservation of such property or of any rights of the Guarantor or Lender therein; demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property of the Guarantor; compromise and settle with any person liable on such property; or extend the time of payment or otherwise change the terms thereof as to any party liable thereon, all without notice to, without incurring responsibility to, and without affecting any of the obligations of the Guarantor.

19. The Guarantor hereby acknowledges that Guarantor's obligations hereunder are primary and not secondary and that the Lender shall not be required to proceed first against Borrower, or any other person, firm or corporation, whether primarily or secondarily liable, or against any collateral security held by it, before resorting to the Guarantor for payment, and the Guarantor shall not be entitled to assert as a defense to the enforceability of the guaranty set forth herein any defense of Borrower with respect to any Liability.

20. Lender shall have the right, at any time, without notice, to: transfer into its own name or that of its nominee any of the property of the Guarantor; notify any obligor on any of such property to make payment to Lender of any amounts due thereon; and take control of any proceeds of any such property.

21. This Guaranty is assignable by Lender and shall bind the heirs, devisees, personal representatives, successors and assigns of the parties hereto and shall inure to the benefit of any successor or assign of Lender.

22. Guarantor hereby waives notice of acceptance of this Guaranty and of presentment, demand, protest, notice of protest and of dishonor, notice of default and all other notices relative

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to this Guaranty of every kind and description now or hereafter provided by any agreement between Borrower and Lender or any statute or rule of law.

23. Any notice, demand or request by Lender to Guarantor or from Guarantor to Lender shall be in writing and shall be deemed to have been duly given or made if either delivered (i) personally by hand (ii) by nationally recognized overnight courier, or (iii) by certified or registered mail, postage prepaid, addressed to the address set forth below (or at the correct address of any assignee of Lender). Such notices shall be deemed given when delivered, if delivered by hand, or when deposited, if sent via overnight courier or via U.S. Mail, postage prepaid, addressed as herein provided.

TO LENDER: BENWORTH CAPITAL PARTNERS, LLC
7000 SW 97 Avenue, Suite 201
Miami, FL 33173

WITH COPY TO: Alfred F. Andreu, P.A.
7000 SW 97th Avenue, Suite 201
Miami, FL 33173
Attn: Alfred F. Andreu

TO GUARANTOR ______________________
____
____
____

24. This Guaranty shall, in all respects, be governed by and construed in accordance with the laws of the State of Florida, including all matters of construction, validity and performance. To the extent permitted by law, the Guarantor hereby waives any provision of law that renders any provision hereunder prohibited or unenforceable in any respect.

25. In the event that any provision of this Guaranty is held to be void or unenforceable, all other provisions shall remain unaffected and be enforceable.

26. No invalidity, irregularity or unenforceability of all or any part of the Liabilities or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty is a primary and absolute obligation of the Guarantor.

27. Guarantor, as shareholder, member, manager or affiliate of Borrower, and as such defined as an "insider" under 11 U.S.C. §101 agrees as follows:

a. Guarantor irrevocably waives and agrees not to assert any claim (as defined

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in 11 U.S.C. §101) that Guarantor may now or hereafter have against the Borrower because of any payments or transfers made by Guarantor, or any payments or transfers for which Guarantor is obligated to make, under this Guaranty or any agreement with any creditor of the Borrower; and

b. Guarantor's obligations under this Guaranty includes all amounts paid by Lender to Borrower that shall be recovered at any later date from Lender by any and all other entities or persons or both in any legal proceeding.

GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE, THIS GUARANTY AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF GUARANTOR, BORROWER OR LENDER.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty on the date specified below.

WITNESSES:

Virginia Connolly

Name: Virginia L. Connolly

Clarice Maxine Garza

Name: Clarice Maxine Garza

GUARANTOR:

JAMES WALESA

STATE OF Texas

COUNTY OF Bexar

THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED before me by means of X physical presence or ____ online notarization, this 28 day of **April, 2021** by **JAMES WALESA** who [ ] is personally known to me or [X] has produced a driver's license as identification.

CLARICE MAXINE GARZA
Notary Public, State of Texas
Comm. Expires 09-09-2024
Notary ID 132666079

Clarice Maxine Garza

Name: Clarice Maxine Garza

Notary Public

My Commission Expires: 09-09-2024

Commission No.: 132666079

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EXHIBIT "A"

PARCEL 1:

A FEE INTEREST IN A PORTION OF LOTS 13, 14, AND 15, NAPLES IMPROVEMENT CO'S LITTLE FARMS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE SOUTHWEST CORNER OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA, RUN N. 89 DEGREES 26' 51" E., ALONG THE SOUTH LINE OF SAID LOT 12, FOR 20.00 FEET TO A POINT ON THE EAST RIGHT OF WAY LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 00 DEGREES 39' 49" W., PARALLEL WITH THE WEST LINE OF SAID LOT 12 FOR 10,00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 00 DEGREES 39' 49" W., FOR 580.00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE CONTINUE N. 00 DEGREES 39' 49" W., FOR 420.00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 89 DEGREES 20' 11" E., FOR 196.54 FEET; THENCE RUN S. 30 DEGREES 28' 42" E., FOR 396.02 FEET; THENCE RUN S. 59 DEGREES 31' 18" W., FOR 153.66 FEET; THENCE RUN S. 89 DEGREES 20' 11" W. FOR 260.12 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

AN EASEMENT INTEREST IN A PARCEL OF LAND LYING IN AND BEING PARTS OF LOTS 12 AND 13, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA; THENCE RUN ALONG THE SOUTH LINE OF SAID LOT 12, NORTH 89 DEGREES 26' 51" EAST, 20.00 FEET; THENCE ALONG A LINE LYING 20.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF LOTS 12 AND 13 OF SAID NAPLES IMPROVEMENTS CO'S LITTLE FARMS, NORTH 00 DEGREES 39' 49" WEST, 10.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND; THENCE CONTINUE NORTH 00 DEGREES 39' 49" WEST, 580.00 FEET; THENCE NORTH 89 DEGREES 20' 11" EAST, 55.00 FEET; THENCE SOUTH 00 DEGREES 39' 49" EAST 580.00 FEET; THENCE SOUTH 89 DEGREES 20' 11" WEST FOR 55.00 FEET TO THE POINT OF BEGINNING. (BEARINGS ARE BASED ON THE WEST LINE OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS AS BEING NORTH 00 DEGREES 39' 49" WEST.)

PARCEL 3:

TOGETHER WITH EASEMENT AS SET FORTH IN DRAINAGE EASEMENT RECORDED IN OFFICIAL RECORDS BOOK 2213, PAGE 1291, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA.

A/K/A 2626 GOODLETTE-FRANK RD, NAPLES, FL 34105

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